Initial Public Offering	12 Months Ended
Dec. 31, 2025
DMY SQUARED TECHNOLOGY GROUP, INC [Member]
Initial Public Offering [Line Items]
Initial Public Offering

Note 3—Initial Public Offering

On October 4, 2022, the Company consummated its Initial Public Offering of 6,000,000 Units at a price of $10.00 per Unit, generating gross proceeds of $60.0 million, and incurring offering costs of approximately $3.7 million, of which $2.1 million and approximately $26,000 was for deferred underwriting commissions and offering costs allocated to derivative warrant liabilities, respectively. The Company granted the underwriter in the Initial Public Offering a 45-day option to purchase up to 900,000 additional Units, at $10.00 per Unit, to cover over-allotments. On October 7, 2022, the underwriter exercised its over-allotment option in part, and on October 11, 2022, the underwriter purchased 319,000 additional Units, generating gross proceeds of approximately $3.2 million. The underwriter waived the remainder of its over-allotment option. The Company incurred additional offering costs of approximately $156,000 in connection with the Partial Over-Allotment (of which approximately $112,000 was for deferred underwriting fees). Each Unit consists of one Public Share and one-half of one Public Warrant. Each whole Public Warrant entitles the holder to purchase one Public Share at a price of $11.50 per share, subject to adjustment (see Note 6).